Schedule of Investments - Virtus Reaves Utilities ETF

October 31, 2019 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 95.0%
Utilities - 95.0%
American Water Works Co., Inc.	7,883	$971,737
Atmos Energy Corp.	6,874	773,188
Chesapeake Utilities Corp.	4,550	431,340
CMS Energy Corp.	22,411	1,432,511
Consolidated Edison, Inc.	11,200	1,032,864
Dominion Energy, Inc.	4,858	401,028
DTE Energy Co.	10,108	1,286,951
Edison International	15,400	968,660
Eversource Energy	9,487	794,441
Exelon Corp.	11,200	509,488
FirstEnergy Corp.	5,864	283,349
Fortis, Inc. (Canada)	23,534	978,308
NextEra Energy Partners LP	25,461	1,341,795
NextEra Energy, Inc.	21,588	5,145,284
NiSource, Inc.	45,144	1,265,838
NRG Energy, Inc.	18,302	734,276
Pinnacle West Capital Corp.	5,712	537,614
PPL Corp.	15,572	521,506
Public Service Enterprise Group, Inc.	27,103	1,715,891
Sempra Energy	12,371	1,787,733
South Jersey Industries, Inc.	19,039	612,294
Southwest Gas Holdings, Inc.	15,260	1,332,198
Vistra Energy Corp.	26,248	709,483
WEC Energy Group, Inc.	7,862	742,173
Xcel Energy, Inc.	15,831	1,005,427
TOTAL INVESTMENTS - 95.0%
(Cost $21,923,405)		27,315,377
Other Assets in Excess of Liabilities - 5.0%		1,439,644
Net Assets - 100.0%		$28,755,021

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$27,315,377	$–	$–	$27,315,377
Total	$27,315,377	$–	$–	$27,315,377